UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    October 16, 2003


                        FIRST FINANCIAL BANKSHARES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Texas                          0-7674                       75-0944023
-----------------------        ---------------------         -------------------
(State of Incorporation)       (Commission File No.)         (IRS Employer
                                                             Identification No.)


                      400 Pine Street, Abilene, Texas 79601
                      -------------------------------------
              (Address of Principal Executive Offices and Zip Code)

                  Registrant's Telephone Number (325) 627-7155

ITEM 9.  Regulation FD Disclosure

     Attached as an exhibit to this Form 8-K is the earnings release for the quarter ended September 30, 2003 of First Financial Bankshares, Inc. The information contained in this report on Form 8-K is being furnished pursuant to
Item 12 of Form 8-K as directed by the U. S. Securities and Exchange Commission.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST FINANCIAL BANKSHARES, INC.
                                      (Registrant)



DATE:  October 16, 2003               By:  /S/ F. Scott Dueser
                                           -------------------------------------
                                           F. SCOTT DUESER
                                           President and Chief Executive Officer

                                                                        EXHIBIT

For immediate release, Thursday, October 16, 2003.......Abilene, Texas

FIRST FINANCIAL BANKSHARES ANNOUNCES THIRD QUARTER EARNINGS

First Financial Bankshares, Inc. today reported quarterly earnings of $9.1 million for the third quarter of 2003 as compared to $8.7 million for the same period last year, a 4.8 % increase. Earnings per share for the quarter amounted to $0.59 as compared to $0.56 for the third quarter of 2002, a 5.4 % increase. For the nine months ended September 30, 2003, net income totaled $26.8 million as compared to $25.4 million for the same period in 2002. Earnings per share for the nine months of 2003 amounted to $1.73 as compared to $1.65 for the same period last year. Net income and earnings per share for the nine months of 2003 represented increases of 5.4% and 4.8%, respectively. Contributing factors to the Company's earnings improvement for the third quarter were an increase in real estate mortgage loan fees of $458 thousand, gains from the sale of real estate of $702 thousand and $419 thousand less in provisions for loan losses.

As of September 30, 2003, consolidated assets for the Company totaled $2.070 billion, compared to $1.953 billion a year earlier. Loans decreased slightly from $950.3 million at September 30, 2002 to $948.5 million at September 30, 2003, primarily from the sale of student loans in the second quarter of 2003. Total deposits were $1.788 billion compared to $1.673 billion in 2002. Shareholders' equity at September 30, 2003, amounted to $249.1 million versus $237.9 million the prior year.

F. Scott Dueser, President and Chief Executive Officer, stated, "We were pleased to continue to grow our asset base and to report a good earnings increase for the quarter and nine months. During the third quarter, compressed interest margins continued to decrease our net interest income; however, the decrease was offset by lower loan loss provisions, an increase in real estate mortgage fees, income from the sale of two properties and expense control.

First Financial Bankshares, Inc., headquartered in Abilene, Texas, operates 10 separately-chartered Texas banks with 28 locations. The Company is listed on The Nasdaq Stock Market under the trading symbol FFIN.


                                     *****

The numbers contained within this release are unaudited. Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "expect", "plan", "anticipate", "target", "forecast" and "goal". Because such "forward-looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents/Filings" on the Company's web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

                        FIRST FINANCIAL BANKSHARES, INC.
                   CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)
                      (In thousands, except per share data)


                                                                       September 30,
                                                             -------------------------------
                                                                   2003             2002
                                                             --------------   --------------
ASSETS:
Cash and due from banks                                      $      112,016   $      103,071
Fed funds sold                                                       30,750           52,575
Investment securities                                               900,585          775,435
Loans                                                               948,521          950,292
     Allowance for loan losses                                      (11,462)         (11,530)
                                                             --------------   --------------
Net loans                                                           937,059          938,762
Premises and equipment                                               42,844           40,982
Intangible assets                                                    24,769           24,611
Other assets                                                         21,836           17,652
                                                             --------------   --------------
     Total assets                                            $    2,069,859   $    1,953,088
                                                             ==============   ==============

LIABILITIES AND SHAREHOLDERS'  EQUITY:
Noninterest-bearing deposits                                 $      446,796   $      419,554
Interest-bearing deposits                                         1,341,547        1,252,968
                                                             --------------   --------------
     Total deposits                                               1,788,343        1,672,522
Repurchase agreements                                                13,934           28,466
Other liabilities                                                    18,493           14,176
Shareholders' equity                                                249,089          237,924
                                                             --------------   --------------
     Total liabilities and shareholders' equity              $    2,069,859   $    1,953,088
                                                             ==============   ==============



                                                                      Three Months Ended               Nine Months Ended
                                                                         September 30,                   September 30,
                                                                -----------------------------   -------------------------------
INCOME STATEMENTS                                                    2003            2002             2003             2002
                                                                -------------   -------------   --------------   --------------
Interest income                                                 $      23,209   $      26,052   $       71,556   $       78,683
Interest expense                                                        4,097           5,818           13,302           19,137
                                                                -------------   -------------   --------------   --------------
Net interest income                                                    19,112          20,234           58,254           59,546
Provision for loan losses                                                 233             652              969            1,561
                                                                -------------   -------------   --------------   --------------
Net interest income after
     provision for loan losses                                         18,879          19,582           57,285           57,985
Net gain on sale of student loans                                          17             311            1,839              626
Net gain on real estate and other assets                                  702              10              728               10
Real estate mortgage fees                                                 984             526            2,483            1,317
Other noninterest income                                                7,153           6,942           21,381           20,235
Noninterest expense                                                    14,905          14,903           45,531           43,835
                                                                -------------   -------------   --------------   --------------
     Net income before income taxes                                    12,830          12,468           38,185           36,338
Income tax expense                                                      3,716           3,768           11,400           10,937
                                                                -------------   -------------   --------------   --------------
     Net income                                                 $       9,114   $       8,700   $       26,785   $       25,401
                                                                =============   =============   ==============   ==============

PER COMMON SHARE DATA
Net income - basic                                              $        0.59   $        0.56   $         1.73   $         1.65
Net income - diluted                                                     0.59            0.56             1.73             1.64
Cash dividends                                                           0.31            0.28             0.90             0.80
Book value                                                                                               16.10            15.40
Market  value                                                                                            36.96            29.15

PERFORMANCE RATIOS
Return on average assets                                                 1.78 %          1.80 %           1.78 %           1.79 %
Return on average equity                                                14.69           14.85            14.70            15.22
Net interest margin (tax equivalent)                                     4.35            4.83             4.38             4.74
Efficiency ratio                                                        51.27           51.44            51.99            51.88


                        FIRST FINANCIAL BANKSHARES, INC.
                       SELECTED FINANCIAL DATA (UNAUDITED)
                      (In thousands, except per share data)


                                                                       2003                                   2002
                                                 --------------------------------------------   -------------------------------

                                                    Sept. 30,      June 30,        March 31,        Dec. 31,       Sept. 30,
                                                 ------------   -------------   -------------   --------------  ---------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                   $     11,523   $      11,363   $      11,219   $       11,530   $       11,120
Loans charged off                                        (526)           (347)           (902)          (1,291)            (413)
Loan recoveries                                           232             281             535              171              171
                                                 ------------   -------------   -------------   --------------   --------------
Net (charge-offs) recoveries                             (294)            (66)           (367)          (1,120)            (242)
Provision for loan losses                                 233             226             511              809              652
                                                 ------------   -------------   -------------   --------------   --------------
Balance at end of period                         $     11,462   $      11,523   $      11,363   $       11,219   $       11,530
                                                 ============   =============   =============   ==============   ==============

Allowance for loan losses /
     period-end loans                                    1.21  %         1.25  %         1.19  %          1.16  %          1.21 %
Allowance for loan losses /
     nonperforming loans                                711.1           823.7           589.4            300.8            263.5
Net charge-offs / average loans
     (annualized)                                        0.12            0.03            0.15             0.46             0.10


NONPERFORMING ASSETS
Nonaccrual loans                                $       1,552   $       1,299   $       1,829   $        3,716   $        4,288
Accruing loans 90 days past due                            60             100              99               14               87
                                                 ------------   -------------   -------------   --------------   --------------
     Total nonperforming loans                          1,612           1,399           1,928            3,730            4,375
Foreclosed assets                                       1,411           1,445           1,345              536            1,024
                                                 ------------   -------------   -------------   --------------   --------------
     Total nonperforming assets                  $      3,023   $       2,844   $       3,273   $        4,266   $        5,399
                                                 ============   =============   =============   ==============   ==============

As a % of loans and foreclosed assets                    0.32  %         0.31  %         0.34  %          0.44  %          0.57 %


CAPITAL RATIOS
Tier 1 Risk-based                                       19.14  %        19.16  %        19.33  %         18.42  %         18.51 %
Total Risk-based                                        20.17           20.22           20.40            19.47            19.58
Tier 1 Leverage                                         10.55           10.46           10.35            10.51            10.51
Equity to assets                                        12.03           12.38           12.03            11.98            12.18
